(NYSE: SAFE) Q1’18 Earnings Results April 26, 2018

1 Safety, Income & Growth Inc. The Ground Lease Company Forward-Looking Statements and Other Matters This release may contain forward-looking statements. All statements other than statements of historical fact are forward-looking statements. These forward-looking statements can be identified by the use of words such as “illustrative”, “representative”, “expect”, “plan”, “will”, “estimate”, “project”, “intend”, “believe”, and other similar expressions that do not relate to historical matters. These forward-looking statements reflect the Company’s current views about future events, and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause Company’s actual results to differ significantly from those expressed in any forward-looking statement. The Company does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: market demand for ground lease capital; the Company’s ability to source new ground lease investments; risks that the rent adjustment clauses in the Company's leases will not adequately keep up with changes in market value and inflation; risks associated with certain tenant and industry concentrations in our initial portfolio; conflicts of interest and other risks associated with the Company's external management structure and its relationships with iStar and other significant investors; risks associated with using debt to fund the Company’s business activities (including changes in interest rates and/or credit spreads, and refinancing and interest rate risks); general risks affecting the real estate industry and local real estate markets (including, without limitation, the potential inability to enter into or renew ground leases at favorable rates, including with respect to contractual rate increases or participating rent); dependence on the creditworthiness of our tenants and their financial condition and operating performance; competition from other developers, owners and operators of real estate (including life insurance companies, pension funds, high net worth investors, sovereign wealth funds, mortgage REITs, private equity funds and separate accounts); unknown liabilities acquired in connection with real estate; and risks associated with our failure to qualify for taxation as a REIT under the Internal Revenue Code of 1986, as amended. Please refer to the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2017 and any subsequent reports filed with the Securities and Exchange Commission (SEC) for further discussion of these and other investment considerations. The Company expressly disclaims any responsibility to update or revise forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Investor Relations Contact Jason Fooks (212) 930-9400 investors@safetyincomegrowth.com

2 Safety, Income & Growth Inc. The Ground Lease Company I. Earnings

3 Safety, Income & Growth Inc. The Ground Lease Company Section 1 – Earnings Q1’18 Results $91M in ground lease investments closed from 3 new deals $588M gross book value of portfolio at March 31, 2018 Note: Refer to the Glossary for definitions of capitalized terms used in this presentation. (1) Refer to the Non-GAAP financial metrics in the FFO/AFFO slide for reconciliations of these measures to GAAP net income. $ in Thousands Per Share Aggregated Impact of Certain Material Items Per Share Net Income $3,720 $0.20 ($0.06) FFO(1) $5,990 $0.33 ($0.06) AFFO(1) $5,471 $0.30 ($0.13) Earnings Investment Activity Active Pipeline $81M from 6 deals currently under LOI All of our post-IPO customers for which we structured a SAFE Ground Lease™ have returned to explore further opportunities Refer to Impact of Certain Material Items slide for additional details.

4 Safety, Income & Growth Inc. The Ground Lease Company Section 1 – Earnings Q1’18 Highlights +$91M in new investments Investment Momentum Portfolio Expansion 1. Cash rent, excluding Park Hotels percentage rent, increased 9% to $5.6M in Q1’18, driven by 3 new investments. 2. Park Hotels annual portfolio percentage rent, recognized in Q1’18, increased 11% over the prior-year period. SAFE’s portfolio increased by 18% to $588M since Q4’17 and rose 73% from its IPO portfolio of $340M. Additionally, Value Bank rose to $66 per share, with each new deal adding value. SAFE closed 3 ground lease deals over the quarter, increasing the portfolio by $91M. Notably, returning customers comprise a significant portion of SAFE’s pipeline. Rent Growth $3.0M $3.3M $5.1M $5.6M 2. Park Percentage Rent 1. Excluding Park Percentage Rent Y/Y +11% Q/Q +9% Q/Q Portfolio Q/Q Value Bank 18% to $588M 21% to $1.2B

5 Safety, Income & Growth Inc. The Ground Lease Company Section 1 – Earnings Income Statement Q1’18 Revenues: Ground lease and other lease income(1) $11,280 Other income 413 Total revenues $11,693 Costs and expenses: Interest expense $3,255 Real estate expense 354 Depreciation and amortization 2,270 General and administrative(2) 2,032 Stock based compensation ‒ Other expense 39 Total costs and expenses $7,950 Net income $3,743 Net (income) attributable to noncontrolling interests (23) Net income attributable to Safety, Income & Growth Inc. and allocable to common shareholders $3,720 Note: $ in thousands. (1) Includes Park Hotels percentage rent payment of $3.3M recognized in Q1’18. If this were straight-lined over 2018, it would reduce net income by $2.5M for Q1’18. (2) Includes $1.3 million of expenses associated with management fee and iStar reimbursables for Q1’18. These fees are waived by our manager until June 30, 2018, however are recorded as expenses under GAAP. Refer to the General & Administrative Breakdown slide for additional detail on these expenses.

6 Safety, Income & Growth Inc. The Ground Lease Company Section 1 – Earnings FFO / AFFO Note: $ in thousands except for per share amounts. Refer to the Appendix for an explanation of FFO and AFFO. (1) The aggregate impact of certain material items is ($0.06) per share to FFO and is ($0.13) per share to AFFO. Impact of certain material items includes: (i) straight-lining Park Hotels percentage rent, which is recorded annually in Q1 and (ii) G&A expenses which are waived but recorded under GAAP. Refer to the Impact of Certain Material Items slide for additional information. Q1‘18 Net income allocable to Safety, Income & Growth Inc. common shareholders $3,720 Add: Real estate related depreciation and amortization 2,270 FFO allocable to Safety, Income & Growth Inc. common shareholders $5,990 FFO allocable to Safety, Income & Growth Inc. common shareholders $5,990 Less: Straight-line rental income (2,658) Add: Amortization of real estate-related intangibles, net 469 Add: Stock-based compensation ‒ Add: Non-cash management fee expense 1,308 Add: Non-cash interest expense 347 Add: Allocable share of noncontrolling interests’ depreciation, amortization and straight-line rental income 15 AFFO allocable to Safety, Income & Growth Inc. common shareholders $5,471 Weighted avg. share count 18,190 FFO per share(1) $0.33 AFFO per share(1) $0.30

7 Safety, Income & Growth Inc. The Ground Lease Company Section 1 – Earnings Impact of Certain Material Items (1) Refer to the Asset Summary for more information regarding the Park Hotels Portfolio. Effected Net Income Items Q1’18 Per Share Description Park Hotel Percentage Rent Recognition(1) ($0.13) Results for the quarter ended March 31, 2018 include the total annual percentage rent from the Park Hotels Portfolio, which is paid annually in arrears and was received and recorded by SAFE in the first quarter of 2018 in respect of 2017. If the percentage rent payment of $3.3M recognized in Q1’18 was straight-lined over 2018, it would reduce net income by $2.5M for Q1’18. Waived G&A Expenses $0.07 Related to $897K in management expenses and $411K of iStar reimbursables that are waived, but expensed under GAAP. Refer to the General & Administrative Breakdown slide for additional information.

8 Safety, Income & Growth Inc. The Ground Lease Company Section 1 – Earnings General & Administrative Breakdown  SAFE’s management contract waives 100% of the management fee and reimbursables through June 30, 2018  Management fee and reimbursables are recorded as GAAP expenses during the waiver period, and are offset with an equal credit to equity on the balance sheet Note: $ in thousands unless otherwise noted. Q1’18 Description Notes Management fee $897 Fee based on 1% of equity. Paid in the form of SAFE stock. Waived until June 30, 2018. Despite waiver, recorded as an expense offset by a credit to equity. Reimbursables 411 Includes bookkeeping, tax and other services performed by our manager, iStar, which are subject to reimbursement. Waived until June 30, 2018. Recorded as an expense offset by a credit to equity. Public company and other costs 724 Auditors, legal, listing fees and other expenses. Paid in cash. Total $2,032 General & Administrative: Q1 2018 G&A $1.3M of $2.0M is waived

9 Safety, Income & Growth Inc. The Ground Lease Company Section 1 – Earnings Dividends  $0.15 dividend was declared in the first quarter representing an annualized rate of $0.60 per share. Note: $ given per share. $0.0066 $0.15 $0.15 $0.15 $0.00 $0.02 $0.04 $0.06 $0.08 $0.10 $0.12 $0.14 $0.16 $0.18 June 27 - June 30 Q3 Q4 Q1 $0.1566 $0.0066 in Q3 was paid for a four day Q2 stub period. 2017 2018

10 Safety, Income & Growth Inc. The Ground Lease Company II. Portfolio

11 Safety, Income & Growth Inc. The Ground Lease Company Section 2 – Portfolio First Quarter Investment Metrics $497M Gross Book Value 15 Ground Lease Assets $588M Gross Book Value 18 Ground Lease Assets +$91M From 3 new deals Q4 2017 Q1 2018 4.2% 2.0% annualized fixed increases over the lease term and all deals include CPI-based adjustments 4.4x 33.5% W.A. Ground Rent CoverageAvg. Cap Rate Avg. Rent Escalators W.A. Basis as a % of CPV Q1’18 Deals +18%

12 Safety, Income & Growth Inc. The Ground Lease Company Section 2 – Portfolio New Investments A SAFE Ground Lease™ on a luxury 14-story multi-family property containing 266 units in Washington, D.C. The property, constructed in 2008, is well-located in the Navy Yard neighborhood, one block from the Navy Yard metro station and a short walk to Nationals Park. A SAFE Ground Lease™ on a stabilized two-building office campus comprising 376K square feet on 27 acres located in the Research Triangle in Cary, NC A SAFE Ground Lease™ on a 7-story, 410K square foot office building in the Midtown sub- market of Atlanta, GA. The building is located on the corner of 17th St. and Peachtree St., offering easy access to I-75, I-85 and GA-400. Onyx on First Regency Lakeview Pershing Point

13 Safety, Income & Growth Inc. The Ground Lease Company Section 2 – Portfolio Geographic Diversification by MSA Seattle 12.4% 9.6% 15.5% Detroit Salt Lake City 5.5% San Diego 3.7% San Francisco 3.5% Durango 2.3% Dallas 9.8% Atlanta 8.4% Washington, D.C. 1.3% Milwaukee 24.2% Los Angeles 0.4% Minneapolis Raleigh-Durham3.4%

14 Safety, Income & Growth Inc. The Ground Lease Company <3.0x 1% 3.0-4.0x 40% 4.0-5.0x 2% 5.0x+ 57% <30% 37% 30-40% 27% 40-55% 15% 55-60% 21% Percentage Rent 39% CPI 24% Fixed 7% Fixed w/ CPI- Based Adjustments 30% >60 yrs 58% <20 yrs 42% 20-60 yrs 0% Hotel 40% Multi-Family 32% Office 27% Industrial 1% Ground Rent Coverage Section 2 - Portfolio Portfolio Stratification (1) Weighted based on in-place base rent; assumes leases are fully extended based on in-place rent. Property Type Basis as % of CPV Lease Term Remaining(1) Rent Escalator Type

15 Safety, Income & Growth Inc. The Ground Lease Company Section 2 - Portfolio Portfolio Metrics Annualized base rent $24.1M TTM Park Hotels percentage rent $3.3M Total cash rent $27.4M Total GAAP rent (including TTM % rent) $41.0M Total cash rent as % of Ground Lease Basis 4.7% W.A. annualized contractual fixed rent escalations 1.7%(1) Rent Statistics Ground Lease Basis as % of CPV 33.0% Ground Rent Coverage 4.7x W.A. lease term remaining 56 years W.A. lease term remaining including extensions 72 years Total Ground Lease Basis $588M Ground Lease Structure (1) Represents the weighted average annualized escalation of leases that have contractually fixed bumps. Does not include leases with solely inflation-based or percentage rent escalations.

16 Safety, Income & Growth Inc. The Ground Lease Company New York 29% Washington, D.C. 24% Chicago 19% Miami 8% San Diego 6% Atlanta 3% Orlando 3% Various 8% Multi- Family 56% Office 27% Hotel 14% Industrial 3% Section 2 – Portfolio Pipeline (as of April 24) $472M Near-Term Pipeline (18 Deals) Location (MSA) In Discussion $391M 12 Deals Under LOI $81M 6 Deals Note: There can be no assurance that SAFE will acquire or originate any of the investments currently being pursued on favorable terms or at all. Percentages are based on estimated ground lease value. Property Type

17 Safety, Income & Growth Inc. The Ground Lease Company Section 2 – Portfolio Value Bank of $1.2B or $66 per Share  Value Bank is calculated as today’s estimated Combined Property Value (CPV) less SAFE’s Ground Lease Basis  SAFE uses Value Bank to track the capital appreciation potential at lease expiration from our rights to acquire the buildings on our land.(1) (1) Our ability to recognize value through reversion rights may be limited by the rights of our tenants under some of our ground leases, including tenant rights to purchase the properties or level properties under certain circumstances. Refer to our Current Report on Form 8-K filed with the SEC on April 26, 2018 and “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2017, as updated from time to time in our subsequent periodic reports, filed with the SEC, for a further discussion of such tenants rights. (2) SAFE may utilize management’s estimate of CPV for ground lease investments recently acquired that CBRE has not yet appraised. Refer to our 8-K filed April 26, 2018 with the SEC for additional detail on CBRE’s valuation and our calculation of Value Bank. $1,192M Value Bank (CPV – Ground Lease Basis) $588M Ground Lease Basis (SAFE’s initial purchase cost of the ground lease) $1.8B Total CPV Combined Property Value Ground Lease Basis Value Bank $1,780M $588M $1,192M CBRE conducts independent appraisals of the CPV of each asset(2) 67% 33%

18 Safety, Income & Growth Inc. The Ground Lease Company III. Capital Structure

19 Safety, Income & Growth Inc. The Ground Lease Company 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 Drawn Revolver $10 Section 3 –Capital Structure Debt Overview Note: $ in millions. For additional information on our debt please refer to the 10-Q. (1) Initial maturity is June 2020 with two 1-year extensions. As of March 31, 2018 $10.0 million remains outstanding. (2) Callable without pre-payment penalty beginning January 2021. (3) April 2027 represents Anticipated Repayment Date. Final maturity is April 2028. (4) 3.795% coupon effectively locked in and reduced to 3.77% with swap rate lock. $300(1) $227(3) Debt Maturity Profile Undrawn Revolver $290 W.A. Extended Maturity is 7.9 years Debt Profile (excludes impact of hedges) 2022 Jun.(1) $10 L+135 2023 Jan.(2) $71 L+133 2027 Apr.(3) $227 3.77%(4) Total $308 As of March 31, 2018 $71(2)  Various forms of debt financing solutions provide SAFE with flexibility to capitalize opportunistically. Target Leverage (i) 2.0x Debt to Equity (ii) 25% Debt as a % of CPV Current Leverage Book Debt Book Equity Leverage (Debt to Equity) Combined Property Value (CPV) Debt as a % of CPV $308 $362 0.9x $1,780 17.3%

20 Safety, Income & Growth Inc. The Ground Lease Company 2.82% 1.87% 1.00% 1.20% 1.40% 1.60% 1.80% 2.00% 2.20% 2.40% 2.60% 2.80% 3.00% 1mo LIBOR Curve Blended Hedge Rate Section 3 –Capital Structure Interest Rate Hedges As of March 31, 2018 Short-Term Hedges End Date Notional ($M) Blended Hedge Rate Total 10/1/20 $137 1.87% Long-Term Hedges Start Date End Date Notional ($M) Blended Hedge Rate Total 10/1/20 10/1/30 $184 2.73%  SAFE enters into hedging contracts to mitigate the impact of interest rate fluctuations In the money In the money 2.73% 2.50% 2.60% 2.70% 2.80% 2.90% 3.00% 3.10% 3.20% 10 /1 /202 0 4/ 1/ 202 1 10 /1 /202 1 4/ 1/ 202 2 10 /1 /202 2 4/ 1/ 202 3 10 /1 /202 3 4/ 1/ 202 4 10 /1 /202 4 4/ 1/ 202 5 10 /1 /202 5 4/ 1/ 202 6 10 /1 /202 6 4/ 1/ 202 7 10 /1 /202 7 4/ 1/ 202 8 10 /1 /202 8 4/ 1/ 202 9 10 /1 /202 9 4/ 1/ 203 0 10 /1 /203 0 Long-Term Hedges Fwd Swap Curve Blended Hedge Rate 3.02%  Long-term interest rate protection policy  12.5 weighted average years of interest rate protection on our existing debt

21 Safety, Income & Growth Inc. The Ground Lease Company Section 3 –Capital Structure Balance Sheets Note: $ in thousands. (1) “Real estate-related intangibles, net” represents real estate-related intangible assets of $184M and $139M for the periods ended March 31, 2018 and December 31, 2017, respectively, less real estate- related intangible liabilities of $58M for the periods ended March 31, 2018 and December 31, 2017, respectively. As of As of March 31, 2018 December 31, 2017 Assets Real estate Real estate, gross $456,476 $413,145 Accumulated depreciation (5,754) (4,253) Real estate, net 450,722 408,892 Real estate-related intangibles, net(1) 125,802 80,766 Ground lease assets, net 576,524 489,658 Cash and cash equivalents 83,177 168,214 Other assets 18,719 12,682 Total assets $678,420 $670,554 Liabilities and Equity Liabilities: Debt obligations, net $307,178 $307,074 Accounts payable and other liabilities 7,585 7,545 Total liabilities $314,763 $314,619 Equity: Common stock $182 $182 Additional paid-in capital 366,227 364,919 Retained earnings (deficit) (8,295) (9,246) AOCI 3,770 80 Total shareholders’ equity $361,884 $355,935 Noncontrolling interests 1,773 - Total equity $363,657 $355,935 Total liabilities and equity $678,420 $670,554

22 Safety, Income & Growth Inc. The Ground Lease Company Appendix

Appendix

# Asset Summary

by Property Type

| Property | Location (MSA) | Property Type | Lease Expiration / As Extended | Rent Escalation Structure |
|---|---|---|---|---|
| 6201 Hollywood (North) | Los Angeles, CA | Multi-Family | 2104 / 2104 | % of CPI |
| 6200 Hollywood (South) | Los Angeles, CA | Multi-Family | 2104 / 2104 | % of CPI |
| Onyx on First | Washington, D.C. | Multi-Family | 2117 /2117 | Fixed w/ CPI-Based Adjustments |
| The Buckler Apartments | Milwaukee, WI | Multi-Family | 2112 / 2112 | Fixed |
| One Ally Center | Detroit, MI | Office | 2114 / 2174 | Fixed w/ CPI-Based Adjustments |
| LifeHope Medical Campus | Atlanta, GA | Office | 2116 / 2176 | Fixed |
| Northside Forsyth Hospital Medical Center | Atlanta, GA | Office | 2115 / 2175 | Fixed w/ CPI-Based Adjustments |
| NASA/JPSS Headquarters | Washington, D.C. | Office | 2075 / 2105 | Fixed |
| Pershing Point | Atlanta, GA | Office | 2117 /2124 | Fixed w/ CPI-Based Adjustments |
| Regency Lakeview | Raleigh-Durham, NC | Office | 2117 /2122 | Fixed w/ CPI-Based Adjustments |
| Doubletree Seattle Airport(1)† | Seattle, WA | Hospitality | 2025 /2035 | % Rent |
| Hilton Salt Lake† | Salt Lake City, UT | Hospitality | 2025 / 2035 | % Rent |
| Doubletree Mission Valley† | San Diego, CA | Hospitality | 2025 / 2035 | % Rent |
| Doubletree Durango† | Durango, CO | Hospitality | 2025 /2035 | % Rent |
| Doubletree Sonoma† | San Francisco, CA | Hospitality | 2025 / 2035 | % Rent |
| Dallas Market Center: Sheraton Suites | Dallas, TX | Hospitality | 2114 / 2114 | Fixed |
| Dallas Market Center: Marriott Courtyard | Dallas, TX | Hospitality | 2026 / 2066 | % Rent |
| Lock Up Self Storage Facility | Minneapolis, MN | Industrial | 2037 / 2037 | Fixed |
| **Weighted Avg.** | | | **56 / 72 yrs** | |

Note: Refer to the Glossary for definitions.
†Park Hotels Portfolio Asset which is on a single master lease.
(1) A majority of the land underlying this property is owned by a third party and is ground leased to us through 2044 with rents that are subject to changes in the CPI; however, our tenant pays this cost directly to the third party.

Safety, Income & Growth Inc.
The Ground Lease Company

23

24 Safety, Income & Growth Inc. The Ground Lease Company Appendix Glossary Ground Lease Basis Ground Lease Basis is the historical purchase price paid by SAFE to acquire or originate a ground lease. Combined Property Value (CPV) The current combined value of the land, buildings and improvements relating to a commercial property, as if there was no ground lease on the land at the property. CPV is based on independent appraisals by CBRE. The Company will use management estimates for recently acquired and originated ground leases for which appraisals from CBRE are not yet available. Basis as % of CPV Calculated as our Ground Lease Basis divided by CPV. We believe the metric is an indicative measure of the safety of our position in a real estate property’s capital structure and represents our last-dollar economic exposure to the underlying property values. Value Bank Calculated as the difference between CPV and Ground Lease Basis. We believe Value Bank represents additional potential value to SAFE stockholders through the reversion rights embedded in standard ground leases. Ground Rent Coverage The ratio of Underlying Property NOI or Estimate Underlying Property NOI to the annualized base rental payment due to us. We believe the metric is indicative of our seniority in a property’s cash flow waterfall. Underlying Property NOI is based on information reported to us by our tenants without any independent investigation or verification by us. Funds from Operations (FFO) FFO is calculated in accordance with the National Association of Real Estate Investment Trusts (NAREIT) which defines FFO as net income (determined in accordance with GAAP), excluding gains or losses from sales of depreciable operating property, plus real estate-related depreciation and amortization. Adjusted Funds from Operations (AFFO) Calculated by adding (or subtracting) to FFO the following items: straight-line rental income, the amortization of real estate-related intangibles, stock-based compensation, acquisition costs, non-cash management fees, and expense reimbursements, the amortization of deferred financing costs and other expenses related to debt obligations.

25 Safety, Income & Growth Inc. The Ground Lease Company Appendix Glossary – (cont’d) Underlying Property NOI With respect to a property, the net operating income of the commercial real estate being operated at the property without giving effect to any rent paid or payable under our ground lease. Net operating income is calculated as property-level revenues less property-level operating expenses as reported to us by the tenant, or as otherwise publicly available. We rely on net operating income as reported to us by our tenants without any independent investigation by us, or as otherwise publicly available. Note that figures denoted by Underlying Property NOI include One Ally using the source: Prospectus, dated December 14, 2017, of the Wells Fargo Commercial Mortgage Trust 2017-C42. Leverage The ratio of book debt to book equity. Estimated Underlying Property NOI Management utilizes (i) estimated underlying property net operating income (NOI) in situations where actual underlying property NOI is unavailable and (ii) projected stabilized property NOI when a project is under development. These figures are based on leasing activity at the property and may include other available market information, such as comparable properties or third party valuations.